Exhibit 99

                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                             RULE 13d-1(k) UNDER THE
                             SECURITIES ACT OF 1934

     The undersigned agree that Amendment No. 6 to the Statement on Schedule 13G to which this Agreement is attached is filed on behalf of each of them. Date:
February 10, 2004

HCB BANCSHARES, INC.
EMPLOYEE STOCK OWNERSHIP TRUST

By Its Trustees:

/s/ F. Michael Akin                                           February 10, 2004
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F. Michael Akin, as Trustee                                   Date


/s/ Bruce D. Murry                                            February 10, 2004
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Bruce D. Murry, as Trustee                                    Date


/s/ Carl E. Parker, Jr.                                       February 10, 2004
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Carl E. Parker, Jr., as Trustee                               Date


/s/ Clifford O. Steelman                                      February 10, 2004
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Clifford O. Steelman, as Trustee                              Date




/s/ F. Michael Akin                                           February 10, 2004
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F. Michael Akin, as Individual Stockholder                    Date


/s/ Bruce D. Murry                                            February 10, 2004
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Bruce D. Murry, as Individual Stockholder                     Date


/s/ Carl E. Parker, Jr.                                       February 10, 2004
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Carl E. Parker, Jr., as Individual Stockholder                Date


/s/ Clifford O. Steelman                                      February 10, 2004
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Clifford O. Steelman, as Individual Stockholder               Date